Exhibit 10.24.3

[Twelve Oaks East, Texas]
[Twelve Oaks Irving, Texas]

SECOND AMENDMENT TO AMENDED
AND RESTATED MASTER LEASE

THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE (this "Amendment") is made and entered into as of December 21, 2005, and deemed effective as of December 22, 2005 (the "Effective Date"), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("HCP"), WESTMINSTER HCP, LLC, a Delaware limited liability company ("Westminster HCP"), TEXAS HCP HOLDING, L.P., a Delaware limited partnership ("Texas HCP"), HCP AL OF FLORIDA, LLC, a Delaware limited liability company ("HCP AL") (HCP, Westminster HCP, Texas HCP, and HCP AL shall be referred to herein, collectively, as their interests may appear, as "Lessor"), on the one hand, and LH ASSISTED LIVING, LLC, a Delaware limited liability company ("LHAL LLC"), SUMMERVILLE AT COBBCO, INC., a California corporation ("Cobbco Inc."), SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company ("Hillsborough LLC"), SUMMERVILLE AT OCOEE, INC., a Delaware corporation ("Ocoee Inc."), SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation ("Port Orange Inc."), SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation ("Prince William Inc."), SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company ("Stafford LLC"), SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company ("Voorhees LLC"), SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation ("Westminster Inc."), SUMMERVILLE AT PINELLAS PARK, LLC, a Delaware limited liability company ("Pinellas LLC"), SUMMERVILLE AT OCALA WEST, LLC, a Delaware limited liability company ("Ocala West LLC"), SUMMERVILLE AT CYFAIR ASSOCIATES, L.P., a Delaware limited partnership ("Cy-Fair LP"), SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., a Delaware limited partnership ("Friendswood LP"), SUMMERVILLE AT NEW PORT RICHEY, LLC, a Delaware limited liability company ("New Port Richey LLC"), SUMMERVILLE AT LAKELAND, LLC, a Delaware limited liability company ("Lakeland LLC"), SUMMERVILLE AT ST. AUGUSTINE LLC, a Delaware limited liability company ("St. Augustine LLC"), SUMMERVILLE AT OCALA EAST, LLC, a Delaware limited liability company ("Ocala East LLC"), SUMMERVILLE AT VENICE, LLC, a Delaware limited liability company ("Venice LLC"), SUMMERVILLE AT LAKELAND HILLS ASSOCIATES, L.P., a Delaware limited partnership ("Lakeland Hills LP"), and SUMMERVILLE AT IRVING ASSOCIATES, L.P., a Delaware limited partnership ("Irving LP") (LHAL LLC, Cobbco Inc., Hillsborough LLC, Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, Westminster Inc., Pinellas LLC, Ocala West LLC, Cy-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, Venice LLC, Lakeland Hills LP, and Irving LP shall be collectively, and jointly and severally, referred to herein as "Lessee"), on the other hand, with respect to the following:

RECITALS

A.             Lessor, as "Lessor," and LHAL LLC, Cobbco Inc., Hillsborough LLC,Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, Westminster Inc., Pinellas LLC, Ocala West LLC, Cy-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, and Venice LLC (collectively, and jointly and severally, "Current Lessee"), as "Lessee", are parties to that certain Amended and Restated Master Lease dated as of April 20, 2005 (the "Original Master Lease"), as amended by that certain First Amendment to Amended and Restated Master Lease dated as of September 1, 2005 (the "First Amendment," and together with the Original Master Lease, the "Master Lease"), covering the Leased Property of nineteen (19) mixed skilled nursing and assisted living care Facilities located in California, Connecticut, Florida, Maryland, New Jersey, Texas and Virginia. All capitalized terms used in this Amendment and not otherwise defined or modified herein shall have the meanings assigned to such terms in the Master Lease.

B.            Pursuant to the terms of that certain Guaranty of Obligations dated as of April 20, 2005 (as the same has been or may hereafter be amended or reaffirmed from time to time in writing, the "Guaranty"), made by Summerville Senior Living, Inc., a Delaware corporation ("Guarantor") in favor of Lessor, Guarantor guaranteed the obligations of Current Lessee under the Master Lease, all as more particularly described therein.

C.            Texas HCP, as Buyer, and Guarantor, as Seller, have entered into to that certain Contract of Acquisition of even date herewith (as the same may be amended or modified in accordance with the terms thereof, the "Group 5 Facilities Contract of Acquisition"), pursuant to which Texas HCP is purchasing and acquiring from Guarantor (or pursuant to which Guarantor is causing to be transferred and conveyed to Texas HCP) on and effective as of the Effective Date, the following:

(i)            the real property located in Dallas, Texas and more particularly described on Exhibit A-20 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Twelve Oaks East Facility"); and

(ii)           the real property located in Irving, Texas and more particularly described on Exhibit A-21 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Twelve Oaks Irving Facility").

The Twelve Oaks East Facility and the Twelve Oaks Irving Facility are sometimes referred to herein, individually, as a "Group 5 Facility," and collectively, as the "Group 5 Facilities."

D.             Effective immediately upon the Effective Date and Closing Date (as defined in the Group 5 Facilities Contract of Acquisition), Lessor desires to add to the Leased Property and lease to Lessee, and Lessee desires to lease from Lessor, the Group 5 Facilities, and each of them, upon the terms and conditions set forth in the Master Lease, as amended by this Amendment.

G.             Lessor and Lessee desire to enter into this Amendment to effectuate thematters set forth in the above Recitals, all as more particularly described herein.

AMENDMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lessor and Lessee hereby agree as follows:

1.            Leasing. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Leased Property of the Group 5 Facilities upon all of the terms and conditions set forth in the Master Lease, as amended by this Amendment. All references herein and in the Master Lease to a "Facility" or "Facilities" shall mean each Facility (as defined in the Master Lease) together with the Group 5 Facilities, and each of them.

2.            Joint and Several Liability of Lessee. From and after the Effective Date, Lakeland Hills LP and Irving LP shall (i) be jointly and severally liable for all of the obligations of the "Lessee" under the Master Lease, as hereby amended, and (ii) assume jointly and severally with Current Lessee, all obligations of "Lessee" arising under the Master Lease, as hereby amended, on, prior to or after the Effective Date.

3.            [Intentionally Omitted]

4.            Modifications to Terms of the Master Lease. Effective as of the Effective Date, the Master Lease shall be amended and supplemented in the following particulars:

(a)           New Definitions. Except as otherwise expressly provided or unlessthe context otherwise requires, for all purposes of the Master Lease, as hereby amended, the terms defined in this Section 4(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Master Lease (as amended by the First Amendment) to read, in their entireties, as follows:

"Aggregate Costs of the Group 5 Facility Capital Renovation Project(s): With respect to the Group 5 Facilities, the actual out-of-pocket costs actually incurred by Lessee pursuant to the provisions of the Master Lease, as hereby amended, in connection with the Group 5 Facility Capital Renovation Project(s) for such Facilities, including all costs of design, construction, installation and obtaining all governmental approvals and permits with respect to such Group 5 Facility Capital Renovation Project(s) for such Facilities, the Group 5 Facility Capital Renovation Site Review Fees for such Facilities and the Group 5 Facility Capital Renovation Lessor Costs with respect to such Facilities."

"Allocated Group 5 Buyer's Contribution to Seller's Costs: With respect to each Group 5 Facility, an amount equal to the total Group 5 Buyer's Contribution to Seller's Costs, multiplied by the following applicable percentages relating such Facility:

(a)            Twelve Oaks East Facility:            39.33%
(b)            Twelve Oaks Irving Facility:                                 60.67%
 Total:                                                                           100%

"Allocated Group 5 Buyer's Transaction Costs: With respect to each Group 5 Facility, an amount equal to the total Group 5 Buyer's Transaction Costs, multiplied by the following applicable percentages relating such Facility:

(a)           Twelve Oaks East Facility:            39.33%
(b)           Twelve Oaks Irving Facility:                                60.67%
Total:                                                                          100%

"Group 5 Buyer's Contribution to Seller's Costs: The 'Buyer's Contribution to Seller's Costs' as defined in the Group 5 Facilities Contract of Acquisition."

"Group 5 Buyer's Transaction Costs: The 'Buyer's Transaction Costs' as defined in the Group 5 Facilities Contract of Acquisition."

"Group 5 Facilities: Each of those Facilities identified as a Group 5 Facility on Exhibit C attached hereto."

"Group 5 Facilities Contract of Acquisition: As defined in Recital C of this Amendment."

"Group 5 Facility Capital Renovation Project(s): With respect to the Group 5 Facilities, any capital refurbishment to either or both such Facilities, the scope, plans and specifications, and a detailed final cost budget of which is to be mutually agreed upon by Lessor and Lessee after the Effective Date.

"Group 5 Facility Capital Renovation Project Allowance: With respect to the Group 5 Facilities, a total aggregate allowance for all Group 5 Facility Capital Renovation Project(s) equal to the lesser of (i) Six Hundred Thousand and No/100 Dollars ($600,000.00), or (ii) the Aggregate Costs of the Group 5 Facility Capital Renovation Project(s) with respect to such Facilities. The Group 5 Facility Capital Renovation Project Allowance shall be allocated to the Group 5 Facility Capital Renovation Project(s) at each of the Group 5 Facilities as reasonably determined by Lessee. Lessee shall deliver to Lessor written confirmation of such allocation prior to Lessor's disbursement of the Group 5 Facility Capital Renovation Project Allowance, or any portion thereof. Notwithstanding anything to the contrary in the Master Lease, as amended by this Amendment, the portion of the Group 5 Facility Capital Renovation Project Allowance allocated to each of the Group 5 Facilities shall not count towards the Annual Minimum Capital Project Amount with respect to each such Facility, and Lessee's expenditure and reimbursement, if any, of all or a portion of the Group 5 Facility Capital Renovation Project Allowance shall be in addition to the Annual Minimum Capital Project Amount with respect to each such Facility."

"Group 5 Facility Capital Renovation Project Allowance Lease Rate: A percentage equal to the greater of (a) the average of the ten-year U.S. Treasury Note rate published in the Wall Street Journal for each of the five (5) Business Days prior to that date which is two (2) Business Days prior to the Closing Date and quoting the rate as of that date which is two (2) Business Days prior to the Closing Date, plus Three and Ninety Hundredths Percent (3.90%) and (b) Eight and One-Half Percent (8.5%)."

"Group 5 Facility Capital Renovation Site Review Fees: As defined in Section 5 of this Amendment."

"Group 5 Facility Escalator: An amount equal to the greater of (i) Seventy-Five Percent (75%) of the applicable CPI Increase or (ii) Two and Three-Quarters Percent (2.75%).

"Group 5 Facility Purchase Price: With respect to each Group 5 Facility at any given time, the sum of (1) the Minimum Repurchase Price for such Facility, plus  (2) an amount which, upon the closing or the applicable date, equals an annually compounded return equal to Three Percent (3%) per year on (A) the Allocated Initial Investment for such Facility accruing from and after the applicable Restatement Date and (B) any Capital Addition Costs funded by Lessor for such Facility accruing from and after the date of funding.

"Group 5 Facility Put Event Price: With respect to any Group 5 Facility at any given time, the sum of (i) the Minimum Repurchase Price for such Facility, plus (ii) an amount which, upon the closing, equals an annually compounded return equal to the applicable Group 5 Facility Escalator for such Facility per year on (A) the Allocated Initial Investment for such Facility accruing from and after the applicable Restatement Date and (B) any Capital Addition Costs funded by Lessor for such Facility accruing from and after the date of funding.
"Group 5 Facility Renovation Lessor Costs: As defined in Section 5 of this Amendment."

Texas."	"Twelve Oaks East Facility: That certain Facility located in Dallas,

Texas."	"Twelve Oaks Irving Facility: That certain Facility located in Irving,

(b)            Supplemented Definitions. The following definitions appearing inArticle II of the Original Master Lease (as amended by the First Amendment) shall be supplemented as follows:

Annual Minimum Capital Project Amount: With respect to each Group 5 Facility, during each Lease Year with respect to such Group 5 Facility, the following amounts:

(i)   With respect to the Twelve Oaks East Facility, $68,000.00; and

(ii)    With respect to the Twelve Oaks Irving Facility, $80,800.00.

Notwithstanding the foregoing, Lessor and Lessee acknowledge that the initial Annual Minimum Capital Project Amount for each Group 5 Facility represents an amount equal to (A) the number of licensed units located at such Group 5 Facility times  (B) Four Hundred Dollars ($400.00). In the event that the number of licensed units for any Group 5 Facility is increased or decreased in accordance with the terms of the Master Lease, as hereby amended, the Annual Minimum Capital Project Amount for such Group 5 Facility shall be increased, or decreased, as applicable, by an amount equal to (1) the number of such licensed units increased or decreased at such Group 5 Facility times (2) Four Hundred Dollars ($400.00).

Annual Minimum Capital Project Amount Overage: With respect to each Group 5 Facility for any Lease Year, an amount equal to (a) the sum of (i) the Capital Project Costs incurred and paid by Lessee in funding Capital Projects for each Group 5 Facility in the immediately preceding two (2) Lease Years and for which Lessor has received paid invoices, receipts or other commercially reasonable evidence or supporting information as is customary to evidence such expenditures, verifying the cost and payment of funding such Capital Projects, and an Officer's Certificate certifying that the applicable item(s) of Capital Projects have been completed, less (ii) the amounts disbursed by Lessor to Lessee from any Replacement Reserve on account of such Capital Projects to such Group 5 Facility in accordance with the terms of Section 9.3.1 of the Master Lease, as hereby amended, in excess of (b) the Annual Minimum Capital Project Amount for such Group 5 Facility for such prior two (2) Lease Year period.

Capital Additions. With respect to each of the Group 5 Facilities, the applicable Group 5 Facility Capital Renovation Project shall at all times be deemed a Capital Addition for purposes of the Master Lease, as hereby amended, for such Facility.

Capital Addition Costs. With respect to each of the Group 5 Facilities, the applicable portion of the Group 5 Facility Capital Renovation Project Allowance allocated to each such Facility as provided for herein shall be treated for all purposes as Capital Addition Costs financed and paid for by Lessor under the Master Lease, as hereby amended, for such Facility.

Deeds: With respect to each Group 5 Facility, "Deeds" as defined in the Group 5 Facilities Contract of Acquisition.

Fair Market Rental: With respect to each Group 5 Facility, the definition of Fair Market Rental applicable to the Group 2 Facilities, Group 3 Facilities, and Group 4 Facilities, but in each instance relating to such Group 5 Facility.

Lease Year: With respect to the Group 5 Facilities, the first Lease Year for such Facilities shall be the period commencing on the applicable Restatement Date with respect to such Facilities and ending November 30, 2006, and each subsequent Lease Year for such Facilities shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year; provided, however, that the last Lease Year for any Group 5 Facility during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term for such Facility.

Restatement Date: With respect to the Group 5 Facilities, the Effective Date of this Amendment, which shall also be the commencement date of the Master Lease, as hereby amended, with respect to each Group 5 Facility.

Transaction Documents: The meaning given to such term in the Original Master Lease (as amended by the First Amendment), together with this Amendment and the Group 5 Facilities Contract of Acquisition.

(c)           Definition of Lessee. The definition of "Lessee" appearing in Article II of the Original Master Lease (as amended and restated pursuant to the First Amendment) shall be further amended and restated to have the meaning given to such term in the preamble of this Amendment.

(d)           Amendment to Letter of Credit Amount. From and after the Effective Date hereof, the percentage "8.8%" appearing in the definition of "Letter of Credit Amount" in Article II of the Original Master Lease (as amended and restated pursuant to the First Amendment) shall read "8.02%".

(e)            Leased Property; Term. The phrase "Group 3 Facilities and the Group 4 Facilities, the applicable Restatement Date" appearing in the last paragraph of Article I of the Original Master Lease (as amended by the First Amendment) is hereby amended to read "Group 3 Facilities, Group 4 Facilities and the Group 5 Facilities, the applicable Restatement Date."

(f)            Minimum Rent. With respect to the Group 5 Facilities:

(i)            Subject to upward adjustments as provided in clause (ii) below, for the period from the Effective Date through the expiration of the first (1st) Lease Year with respect to such Group 5 Facilities, Lessee shall pay to Lessor as monthly "Allocated Minimum Rent" for each Group 5 Facility at the times and in the manner provided in Section 3.1 of the Master Lease, as hereby amended, the amount allocated to and set forth or determined pursuant to the formula opposite such Facility on Exhibit C to the Master Lease, as hereby amended. The first monthly payment of Allocated Minimum Rent for each such Group 5 Facility shall be payable on the Effective Date (prorated as to any partial calendar month at the beginning of the Term with respect to each such Facility); and

(ii)           The Allocated Minimum Rent with respect to each Group 5Facility shall be increased automatically upon the date of disbursement (if any) of the portion of the Group 5 Facility Capital Renovation Project Allowance allocated to such Facility, to be equal to the sum of (1) the monthly Allocated Minimum Rent in effect immediately prior to such disbursement date, plus (2) that amount equal to one-twelfth (1/12th) of the product of (x) the portion of the Group 5 Facility Capital Renovation Project Allowance allocated to such Facility, times (y) the Group 5 Facility Capital Renovation Project Allowance Lease Rate. Such monthly Allocated Minimum Rent as so increased for such Facility shall remain in effect for the balance of the then current Lease Year with respect to such Facility. To the extent such increase does not occur on the first (1st) day of a calendar month, then such increase for the applicable month in which the same occurs shall be prorated for such month.

(iii)            Subject to upward adjustments as provided in clause (ii) above, commencing upon the expiration of the first (1st) Lease Year for such Group 5 Facilities and upon the expiration of each Lease Year thereafter during the Fixed Tenn for such Group 5 Facilities, the then current monthly Allocated Minimum Rent for such Group 5 Facilities for such Lease Year shall be increased by an amount equal to the applicable Group 5 Facility Escalator.

(iv)            For the first (1St) Lease Year of each Extended Term for the Group 5 Facilities, if any, the monthly Allocated Minimum Rent for each Group 5 Facility shall be equal to the greater of (a) the then current monthly Fair Market Rental for such Group 5 Facility and (b) the monthly Allocated Minimum Rent payable for such Group 5 Facility during the last Lease Year of the immediately preceding Tenn, as increased by the applicable Group 5 Facility Escalator.

(v)            Commencing upon the expiration of the first (1st) Lease Year of each Extended Tenn, if any, for the Group 5 Facilities and upon the expiration of each Lease Year thereafter during such Extended Tenn, the then current monthly Allocated Minimum Rent for each Group 5 Facility shall be increased by an amount equal to the applicable Group 5 Facility Escalator.

(vi)           The last paragraph of 3.1 of the Original Master Lease shall apply with respect to any adjustment of the Allocated Minimum Rent with respect to the Group 5 Facilities pursuant to clauses (iii), (iv) and (v) above.

(vii)            Lessee shall continue to pay all Minimum Rent with respect to the balance of the Facilities at the times, in the manner and in the amounts set forth in or determined by the Master Lease.

(g)            Condition of the Leased Property. The phrase "Group 3 Facilities and the Group 4 Facilities, the applicable Restatement Date" appearing in clause (ii) and in clause (b) of Section 7.1 of the Original Master Lease (as amended by the First Amendment) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, and the Group 5 Facilities, the applicable Restatement Date," in each instance.

(h)            Capital Projects. The phrases "Group 3 Facilities and Group 4 Facilities" and "Group 3 Facility or Group 4 Facility" appearing a number of times in Section 9.3 of the Original Master Lease (as amended by the First Amendment) is hereby amended to read "Group 3 Facilities, Group 4 Facilities and Group 5 Facilities" and "Group 3 Facility, Group 4 Facility or Group 5 Facility," respectively, in each instance.

(i)             Liens. The phrase "Group 3 Facilities and the Group 4 Facilities, the applicable Restatement Date with respect to such Group 3 Facility" appearing in Section 11.1 of the Original Master Lease (as amended by the First Amendment) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, and the Group 5 Facilities, the applicable Restatement Date, with respect to such Group 3 Facility, Group 4 Facility and Group 5 Facility."

(j)            Casualty. For purposes of Section 14.2.1 and 14.2.2 of the Original Master Lease (as amended by the First Amendment), the purchase price as provided therein with respect to any Group 5 Facility shall be the applicable Group 5 Facility Purchase Price for such Facility immediately prior to such damage or destruction.

(k)            Condemnation. For purposes of Section 15.1.4 of the Original Master Lease (as amended by the First Amendment), Lessor shall be entitled to receive from any Award relating to any Group 5 Facility, subject to the rights of Facility Mortgages, no less than the applicable Group 5 Facility Purchase Price for such Group 5 Facility immediately prior to the institution of the Condemnation.

(1)             Events of Default. The phrase "the Group 3 Facility Contract of Acquisition and/or the Group 4 Facilities Contract of Acquisition" is replaced with the phrase "the Group 3 Facility Contract of Acquisition, Group 4 Facilities Contract of Acquisition and/or Group 5 Facilities Contract of Acquisition" appearing in each of Sections 16.1(a) and 16.1(k) of the Original Master Lease (as amended by the First Amendment).

(m)            Lessee's Obligation to Purchase. For purposes of Section 16.5 of the Original Master Lease (as amended by the First Amendment), the amount required to be paid by Lessee upon any exercise of Lessor's rights to require Lessee to purchase a Group 5 Facility following a Put Event pursuant to such Section shall be equal to the applicable Group 5 Facility Put Event Price for such Facility, plus, in any event, all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date) under the Master Lease, as hereby amended, with respect to such Group 5 Facility.

(n)            Quiet Enjoyment. The phrase "Group 3 Facilities or the Group 4 Facilities, the applicable Restatement Date" appearing in Section 32.1 of the Original Master Lease (as amended by the First Amendment) is hereby amended to read "Group 3 Facilities, Group 4 Facilities or the Group 5 Facilities, the applicable Restatement Date."

(o)             Lessee's Option to Purchase.

(i)             Section 35.1.3 of the Original Master Lease (as amended by the First Amendment) is hereby further amended to read, in its entirety, as follows:

"35.1.3                     Group 5 Facilities. Provided no Event of Default has occurred and is continuing hereunder, Lessee shall have the option to purchase the Leased Property of all (but not less than all) of the Group 5 Facilities upon the expiration of the tenth (10th) Lease Year of the Group 5 Facilities, for an amount equal to the sum of the Group 5 Facility Purchase Price for all of the Group 5 Facilities."

(ii)            A new Section 35.1.4 is added to the Original Master Lease to read, in its entirety, as follows:

"35.1.4                    General. Lessee shall exercise the option(s) to purchase the Leased Property set forth in Sections 35.1.1, 35.1.2 and/or 35.1.3 above, as applicable, by (i) opening an escrow (the 'Escrow') with and by depositing either (1) cash or (2) a letter of credit from a financial institution and in form in each case acceptable to Lessor, the sum of Two and One-Half Percent (2.5%) of (A) with respect to the Group 1 Facility(ies), the Minimum Repurchase Price, (B) with respect to the Group 3 Facilities and Group 4 Facilities, the sum of (x) the Group 3 Facility Purchase Price for all of the Group 3 Facilities, plus (y) the Group 4 Facility Purchase Price for all of the Group 4 Facilities (as reasonably estimated by Lessor with respect to any Group 4 Facility for which the Group 4 Facility Purchase Price has not yet been determined), and (C) with respect to the Group 5 Facilities, the Group 5 Facility Purchase Price for all of the Group 5 Facilities (as reasonably estimated by Lessor with respect to any Group 5 Facility for which the Group 5 Facility Purchase Price has not yet been determined) (the 'Opening Deposit') and a copy of this Lease with a national title company reasonably acceptable to Lessor ("Escrow Holder") and giving written notice to Lessor of such deposit with Escrow Holder no earlier than fifteen (15) months and not less than twelve (12) months prior to the expiration of (x) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Term, as applicable, (y) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10th) Lease Year of the Group 4 Facilities, and (z) with respect to the Group 5 Facilities, the tenth (10th) Lease Year of the Group 5 Facilities, and (ii) delivering to Lessor concurrent with such notice a reaffirmation of the Guaranty executed by Guarantors stating, in substance, that Guarantors' obligations under the Guaranty shall extend to the purchase contract formed by Lessor and Lessee upon proper and timely exercise of such option. If Lessee shall not be entitled to exercise such option (e.g., by reason of an Event of Default) or shall be entitled to exercise the same but shall fail to do so within the time and in the manner herein provided, such option shall lapse and thereafter not be exercisable by Lessee. No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee's exercise of such option in strict accordance with the provisions hereof. In the event that Lessee shall properly and timely exercise such option, then such transaction shall be consummated on or within ten (10) days after the expiration of (i) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Term, as applicable, (ii) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10th) Lease Year of the Group 4 Facilities, and (iii) with respect to the Group 5 Facilities, the tenth (10th) Lease Year of the Group 5 Facility, but in either case subject to any delays resulting from  (A) a cause described in Section 45.1.16 below or (B) Lessor's breach of its obligations set forth in this Section 35 (the 'Outside Closing Date')."

(p)           Financial Statements Requirements. Without limiting the provisions of Section 25.12 of the Original Master Lease (as amended by the First Amendment), Lessee shall be required to cause Lessee and Guarantor to furnish to Lessor, no less frequently than each January 1st and July 1st of every Lease Year, projected financial statements of each, projecting at least twelve (12) months in advance, without limitation, Lessee's and Guarantor's income statement, balance sheet, and cash flow statement, all in a reasonable level of detail and prepared consistent with the accounting principles applied in the preparation of each entity's annual financial statements and prepared in accordance with GAAP.

(q)           Exhibits and Schedules.

(i)            Supplements to Exhibit A. Exhibits A-20 and A-21  attached hereto are hereby appended to and shall become part of Exhibit A to the Master Lease.

(ii)            Replacement of Exhibit C and Schedule 7.4.1. Exhibit C  and Schedule 7.4.1 to the Original Master Lease (as amended by the First Amendment) are hereby further amended and replaced, in their entirety, with Exhibit C and Schedule 7.4.1 attached hereto, respectively.

5.           Group 5 Facility Capital Renovation Projects.

(a)           Lessor shall provide to Lessee the portion of the Group 5 Facility Capital Renovation Project Allowance allocated to each of the Group 5 Facilities as provided for herein in accordance with and subject to the provisions of this Section 5.

(b)           Without limiting the conditions set forth in clauses (c) through (e) below, Lessor's obligation to provide to Lessee any portion or all of the Group 5 Facility Capital Renovation Project Allowance allocated to a Group 5 Facility as provided for herein is subject to, and conditioned upon, Lessor and Lessee agreeing upon the scope, plans and specifications, and a detailed final cost budget (as described in clause (c) below) with respect to the Group 5 Facility Capital Renovation Project(s) for such Group 5 Facility following the Effective Date. As of the date hereof, the parties have agreed upon a preliminary cost budget with respect to the Group 5 Facility Capital Renovation Project(s) which is set forth on Appendix A hereto. Such preliminary budget shall not, however, be a substitute for the final budget which is subject to Lessor's approval as provided below.

(c)             Prior to commencing any work relating to the Group 5 Facility Capital Renovation Project for either applicable Facility, Lessee shall provide Lessor with the following, each of which shall be subject to Lessor's reasonable approval: (i) detailed plans and specifications for the work to be performed in connection with such Group 5 Facility Capital Renovation Project for such Facility, (ii) a detailed final budget to be prepared by or for Lessee, which budget shall also provide a detailed cost breakdown of all construction costs, (iii) any other detailed budget information as Lessor may reasonably request and approve from Lessee; (iv) copies of all building permits and other authorizations from any applicable governmental authorities with jurisdiction required in connection with such Group 5 Facility Capital Renovation Project for such Facility; and (v) evidence that Lessee has filed, recorded or posted a notice of non-responsibility in favor of Lessor. Lessee covenants and agrees that from and after commencement of construction and/or performance of such Group 5 Facility Capital Renovation Project with respect to such Facility, Lessee shall diligently prosecute the same to completion in accordance with the terms of the Master Lease, as hereby amended, and this Section 5 and satisfy all Disbursement Conditions (as defined below) with respect thereto on or before September 20, 2006 (the "Outside Date").

(d)            The budget described in subsection (c) above shall include, and Lessee shall be responsible for paying to Lessor, (i) an amount equal to $1,650.00 for each site visit per Facility, but in no event more than one (1) visit (except in the event Lessor reasonably determines that more visits are necessary) per Facility, made by Lessor for the purpose of inspecting such Group 5 Facility Capital Renovation Project work with respect to such Facility (with respect to each Facility, the "Group 5 Facility Capital Renovation Site Review Fees") and (ii) all legal fees, expenses and disbursements incurred by Lessor in connection with the review of diligence materials, documents and other information relating to the applicable Group 5 Facility Capital Renovation Project for such Facility, including engineering fees, accountants and other professional fees (collectively, with respect to each Facility, the "Group 5 Facility Capital Renovation Lessor Costs"). The Group 5 Facility Capital Renovation Site Review Fees with respect to each of the Group 5 Facilities and Group 5 Facility Capital Renovation Lessor Costs with respect to each of the Group 5 Facilities shall be deducted from the portion of the Group 5 Facility Capital Renovation Project Allowance allocated to such Facility prior to disbursement of any portion thereof to Lessee as provided in Section 5(d) hereof, but for all purposes of the Master Lease, as hereby amended, shall be deemed part of the portion of the Group 5 Facility Capital Renovation Project Allowance for such Facility disbursed by Lessor and allocated to each such Facility as provided for herein.

(e)            The portion of the Group 5 Facility Capital Renovation Project Allowance (less accrued Group 5 Facility Capital Renovation Site Review Fees and the Group 5 Facility Capital Renovation Lessor Costs, in each case applicable thereto) allocated to each of the Group 5 Facilities as provided for herein shall be disbursed to Lessee within fifteen (15) days after the last to occur of (the "Disbursement Conditions"): (i) delivery by Lessee to Lessor of evidence satisfactory to Lessor as to the Aggregate Costs of the Group 5 Facility Capital Renovation Project for such Facility; (ii) completion of all work relating to such Group 5 Facility Capital Renovation Project for such Facility in accordance with the approved plans and specifications therefor, including all punch-list items; (iii) delivery by Lessee to Lessor of (A) a copy of all building permits and/or other authorizations from any applicable governmental authorities with jurisdiction, (B) if applicable, a copy of the certificate of occupancy (or local equivalent) and (C) if applicable, a copy of a notice of completion showing thereon the recording stamp of the County recorder, in each case with respect to such Group 5 Facility Capital Renovation Project for such Facility; and (iv) delivery by Lessee to Lessor of evidence reasonably satisfactory to Lessor that all of the work performed by Lessee has been paid in full and that no claim of any mechanic or materialman may become a lien on the Leased Property of such Facility, or any portion thereof, including delivery to Lessor of unconditional lien releases executed by all contractors, subcontractors and suppliers performing work or supplying materials in connection with such Group 5 Facility Capital Renovation Project for such Facility. In no event shall Lessee be entitled to disbursement of all or any portion of the portion of the Group 5 Facility Capital Renovation Project Allowance allocated to such Facility unless and to the extent that Lessee has satisfied the Disbursement Conditions on or prior to the Outside Date. In the event that Lessee is not entitled to disbursement of a Group 5 Facility Capital Renovation Project Allowance for such Facility, Lessee shall promptly pay to Lessor, as an Additional Charge, all accrued and unpaid Group 5 Facility Capital Renovation Site Review Fees and Group 5 Facility Capital Renovation Lessor Costs for such Facility within fifteen (15) days after Lessor's written request therefor.

6.            Representations and Warranties of Lessee. As of the Effective Date hereof, each Lessee represents and warrants to the Lessor as follows:

(a)           Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.

(b)           This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by creditors rights, laws and general principles of equity.

(c)           Lessee is solvent, has timely and accurately filed all tax returns required to be filed by Lessee, and is not in default in the payment of any taxes levied or assessed against Lessee or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect Lessee's condition, financial or otherwise, or Lessee's prospects or the Leased Property.

(d)           No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.

(e)             The execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of such party; (C) any judgment, order or decree of any governmental authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of Lessee.

7.            Financing Statement Amendments. Lessee hereby authorizes Lessor to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor's security interest in the Collateral (including the Collateral relating to the Group 5 Facilities).

8.            Reaffirmation of Master Lease and Treatment Thereof. Lessor and Lessee hereby acknowledge, agree and reaffirm that (a) except as otherwise expressly provided in the Master Lease, as hereby amended, the Master Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement, and (b) the Master Lease, as hereby amended, shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and the Lessor shall be entitled to all of the benefits of ownership of the Leased Property, including depreciation for all federal, state and land tax purposes.

9.            Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Master Lease shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

10.            Transfer Consideration. Lessor and Lessee acknowledge that (a) the Transfer Consideration Facilities currently consist of the Group 1 Facilities and the Group 2 Facilities only, (b) the Group 3 Facilities, Group 4 Facilities and Group 5 Facilities are not deemed Transfer Consideration Facilities, and (c) Lessee shall have no obligation to pay Transfer Consideration in connection with any Transfer relating to such Group 3 Facilities, Group 4 Facilities or Group 5 Facilities.

11.            Scrivener's Corrections.

(a)           The references to "Allocated Minimum Capital Project Amount" in the definition of "Annual Minimum Capital Project Amount" in Section 2.1 of the Original Master Lease (as amended by the First Amendment) shall be replaced with references to "Annual Minimum Capital Project Amount."

(b)           The reference in the first sentence of Section 4(f)(i)(B) of the First Amendment to "Section 4.1 of the Master Lease" shall be replaced with a reference to "Section 3.1 of the Master Lease."

(c)             All references in the Original Master Lease (as amended by the First Amendment) to "2005 Capital Renovation Site Review Costs" shall be replaced with references to "2005 Capital Renovation Site Review Fees."

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

LESSOR:	HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

	By:	/s/ Edward J. Henning
Edward J. Henning
	Its:	Senior Vice President

WITNESSES

/s/ Ryan Anderson
(signature.)
	Name:	Ryan Anderson
(print)

/s/ Eric Stambol
(signature)
	Name:	Eric Stambol
(print)

WESTMINSTER HCP, LLC,
a Delaware limited liability company

	By:	HCPI/Tennessee, LLC,
a Delaware limited liability company,
its Sole Member

	By:	Health Care Property Investors, Inc.,
a Maryland corporation,
its Managing Member

	By:	/s/ Edward J. Henning
Edward J. Henning
	Its:	Senior Vice President

WITNESSES

/s/ Ryan Anderson
(signature.)
	Name:	Ryan Anderson
(print)

/s/ Eric Stambol
(signature)
	Name:	Eric Stambol
(print)

LESSOR (Continued):	TEXAS HCP HOLDING, L.P.,
a Delaware limited partnership

	By:	Texas HCP G.P., Inc.,
a Delaware corporation

	By:	/s/ Edward J. Henning
Edward J. Henning
	Its:	Senior Vice President

WITNESSES

/s/ Ryan Anderson
(signature.)
	Name:	Ryan Anderson
(print)

/s/ Eric Stambol
(signature)
	Name:	Eric Stambol
(print)

HCP AL OF FLORIDA, LLC,
a Delaware limited liability company

	By:	Health Care Property Investors, Inc.,
a Maryland corporation,
its Managing Member

	By:	/s/ Edward J. Henning
Edward J. Henning
	Its:	Senior Vice President

WITNESSES

/s/ Ryan Anderson
(signature.)
	Name:	Ryan Anderson
(print)

/s/ Eric Stambol
(signature)
	Name:	Eric Stambol
(print)

LESSEE::	LH ASSISTED LIVING, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT COBBCO, INC.,
a California corporation

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILI.E AT HILLSBOROUGH, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT OCOEE. INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVIILLE AT PORT ORANGE, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT PRINCE WILLIAM, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT STAFFORD, L.L.C,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT VOORHEES, L.L.C,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT WESTMINSTER, INC.,
a Maryland corporation

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT PINELLAS PARK, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA WEST, LLC,
a Delaware limited liability comnany

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at CY-Fair, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT FRIENDSWOOD
ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Friendswood, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT NEW PORT RICHEY, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND, LLC.
a Delaware limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT ST. AUGUSTINE LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA EAST, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT VENICE, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND HILLS
ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Lakeland Hills, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT IRVING ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Irving, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

The undersigned Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that (A) its obligations under the Guaranty shall extend to Lessee's duties, covenants and obligations pursuant to the Master Lease, as hereby amended, and (B) the Guaranty as hereby reaffirmed and extended shall be for the benefit of each party comprising Lessor under the Master Lease, as hereby amended.

SUMMERVILLE SENIOR LIVING, INC.,
a Delaware corporation

By:	/s/ Granger Cobb
Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)